AGREEMENT AND PLAN OF DIVESTITURE


                               DECEMBER 19TH, 1997

                                     Between

                             INTERNET HOLDINGS, INC.

                               A Utah Corporation


                                       And

                               CHIRON SYSTEMS LTD
                              A UK Limited Company

Following a board meeting of Internet Holdings, Inc. it was resolved to divest Chiron Systems Ltd (a copy of which is attached as "annex a"). This Agreement and Plan of Divestiture is entered into this 19th day of December, 1997, by and between Internet Holdings, Inc., a Utah corporation, (hereinafter "Parent Company") and, Chiron Systems Ltd, a UK Limited Company (hereinafter "Subsidiary");

                                    RECITALS

WHEREAS, the Parent Company now desires to make a tax-free exchange of their shares in the Subsidiary solely for the shares held by the former shareholders of Subsidiary in the Parent Company;

NOW, THEREFORE for the mutual consideration set out herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:


                                   ----------

Undertakings by the Parent

Upon the given date of 19th day of December, 1997 the Parent Company irrevocably agrees to return to the Subsidiary the stock transfer forms signed by the original shareholders of the Subsidiary at the time of acquisition.

Upon the given date of 19th day of December, 1997 the Parent Company irrevocably agrees to return to the Subsidiary any Licence or Royalty Agreements transferred to them at the time of acquisition.

The Parent Company acknowledges that during the continuance of their Business relationship some US$350,000 ((pound)205,166.68) was invested into the Subsidiary as defined in "Exhibit E" paragraph three of the "Agreement and Plan of Reorganisation"

The Parent Company hereby agrees that such monies as defined above, are to remain outstanding at the time of this divestiture and will not be recovered at any time by the Parent Company post divestiture.

Upon the given date of 19th day of December, 97 any officers of the Parent Company currently serving as Directors of the Subsidiary irrevocably undertake to resign their positions with immediate effect. Further, they irrevocably undertake to resign their positions as signatories to any bank or other type of financial account where they may have access to the Subsidiaries money.

Undertakings by the Subsidiary

Upon the given date of 19th day of December, 1997, the former shareholders of Subsidiary irrevocably agree to return to the Parent Company any and all stock certificates issued to them at or after the signing of the "Agreement and Plan of Reorganisation" (reference "annex b"); thereby relinquishing any and all claims in the Parent Company.

The Subsidiary acknowledges that during the continuance of their Business relationship some US$350,000 {(pound)205,166.68} was invested into the Subsidiary from the Parent Company as defined in "Exhibit E" paragraph three of the "Agreement and Plan of Reorganisation"

The Subsidiary hereby acknowledges and agrees that such monies as defined in the paragraph above, are to remain outstanding at the time of this divestiture. As of the given date of 19th day of December 1997 such sums will not be re-paid to or, recovered by the Parent Company.

Upon the given date of 19th day of December, 1997, the Subsidiary irrevocably agrees to return to the Parent Company any Licence or Royalty Agreement transferred to them at the time of acquisition.

Upon the given date of 19th day of December, 1997 the Subsidiary and its shareholders, officers and directors irrevocably agree and undertake that it and they have no further interest in, claim on or, relationship with the Parent Company, its shareholders or, advisors.

Upon the given date of 19th day of December, 1997 any Directors of the Subsidiary currently serving as officers of the Parent Company irrevocably undertake to resign their positions with immediate effect and without claim. The signing of this document is recognised as formal resignation.

The Subsidiary and its officers and directors, hereby agree to indemnify and hold harmless the Parent Company from any and all acts and omissions, claims or counter claims which may be brought against the Parent Company as a result of actions taken by the Subsidiary or its officers or directors during the period that Subsidiary was a wholly owned subsidiary of the Parent Company.

The Subsidiary, its officers and directors, recognise that upon the given date of l9th day of December, 1997 they are still required to furnish the Parent Company with accounting and other financial information; So allowing the Parent Company to complete its required SEC filings for the year ended December 31st 1997. Further, an audited P&L statement and balance sheet for the year-end December 31st 1997 is required. The Subsidiary, its officers, directors and, consultants hereby irrevocably undertake to assist any officer, employee or consultant working for or with the Parent Company with the preparation of the required accounting material for the periods specified. Further they will use their best efforts to ensure that such information is provided to the Parent Company by no later than the 16th day of March 1998.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


ATTEST:                                      INTERNET HOLDINGS, INC.
                                                         a Utah corporation



                             By:  /s/ Christopher Wilkes
                             President

ATTEST:                                      CHIRON SYSTEMS LTD
                                                        a UK Limited Company



                             By:
                             /s/ I.R. Tredinnick


                             By:
                             /s/ M. Kennedy


                             By:
                             /s/ P. Tredinnick


                             By:
                             /s/ B. Taylor



For and on Behalf of the ORIGINAL STOCKHOLDERS
(See "annex d" attached hereto in counterparts.)

The signing of this page has been WITNESSED by:



Name:           /s/ [Witness]

Signed:         /s/ [Witness]

Occupation:     /s/ [Witness]

                                    "ANNEX A"



                              COPY OF BOARD MINUTE

Minutes of a meeting of the board of directors of Internet Holdings, Inc. at 40 Exchange Place, New York 10005 at 06:45pm on December, 17th 1997

Present:

Lewis Klee
Christopher Wilkes (by telephone)


1. It was resolved that the Company should make an immediate divestiture of its subsidiary Chiron Systems Ltd effective as of 19th December 1997.

2. It was resolved that the Company should treat the funds passed to the Subsidiary totalling (pound)205,166.68 Sterling as a loan in accordance with the previously signed "Agreement and Plan of Reorganisation"

3. It was resolved that the Company would write-off the aforementioned (pound)205,166.68 as the board members recognise that there is no chance of recovery from its subsidiary, Chiron Systems Ltd.

4.   There being no further business the meeting was closed at 07:00 p.m.





Attest

                                                       COPY

Christopher Wilkes
President

                                    "ANNEX B"

Name and Address              Internet H. Inc.             Internet H. Inc.
of Stockholders               Restricted Stock             Restricted Stock
----------------              to be Returned               to be Returned
                              -----------------            (Secondary Re-issue)
                                                           ---------------------

Lisa R Tredinnick                  1,473,293                            15,842
Little Poplars,
Cold Ash Hill
Cold Ash
Nr Newbury
Berkshire
RG16 9PT

Michael J Kennedy                    506,940                            15,824
Landfall
Wych Hill Lane
Woking
GU22 0AB

Mrs P Tredinnick                     406,608
Little Poplars,
Cold Ash Hill
Cold Ash
Nr Newbury
Berkshire
RG16 9PT

Mrs B Taylor                         126,736                            15,842
25 Eden Way
Nr Wokingham
Reading
Berks
RGll 5PQ

Mr C Wilkes                                                             15,842

                                   "Annex C"

____________________ of the Stock Transfer Certificates Signed by the Original Stockholders __________________ Chiron Ltd at the time of the signing of the "Agreement and Plan _____________________ Reorganisation."

                     (Above table line for Registrar only)
--------------------------------------------------------------------------------
                                 Certificate lodged with the Registrar



Consideration Money ss ....... (For completion by the Registrar/Stock Exchange)
------------------------------ -------------------------------------------------
Name of Under-
taking.                        CHIRON SYSTEMS LTD
------------------------------ -------------------------------------------------
Description of
Security.                      ORIDINARY SHARES OF SS. 1 EACH
------------------------------ -------------------------------------------------
Number or amount               Words                           Figures
of Shares, Stock or
other security and,            TWENTY NINE THOUSAND             29,000
in figures column
only, number and                                              (units of)
denomination of
units, if any.
------------------------------ -------------------------------------------------
Name(s) of re-                 In the name(s) of
gistered holder(s)
should be given in                  IAN REGINALD TREDINNICK
full: the address                   LITTLE POPLARS
should be given                     COLD ASH HILL                COPY
where there is only                 COLD ASH
one holder.                         NR. NEWBURY
                                    BERKSHIRE
If the transfer is                  BG16 9PT
not made by the
registered holder(s)
insert also the
name(s) and capacity
(e.g. Executor(s)
of the person(s)
making the transfer.
--------------------------------------------------------------------------------

I/We hereby transfer the above security Stamp of Selling Broker(s) or, for out of the name(s) aforesaid to the transactions which are not stock
person(s) named below.                      exchange  transactions  of Agent(s).
                                            if any, acting for the Transferor(s)


    Signature(s) of transferor(s)

1.  /s/ Ian Tredinnick
    ---------------------------

2.  ---------------------------

3.  ---------------------------

4.  ---------------------------

                                                     Date_______________________

             Bodies corporate should execute under their common seal
--------------------------------------------------------------------------------

Full   name(s)   and  full   postal
address(es)  including  County  or,
if  applicable,   Postal   District           INTERNET HOLDINGS, INC.
number)  of the  person(s)  to whom
the security is transferred.                 c/o The Law Offices Of
                                                 Lewis Mitchell Klee
                                             40 Exchange Place, 8th Floor
Please  state  title,  if  any,  or          New York
whether Mr., Mrs., or Miss.                  New York  10005
                                             USA
Please  complete in  typewriting or
in Block Capitals.
--------------------------------------------------------------------------------
I/We request that such entries be made in the register as are necessary to give effect to this transfer.
--------------------------------------------------------------------------------

Stamp of Buying Broker(s) (if any)           Stamp or name and address of person
                                             lodging  this form (if  other  than
                                             the Buying Broker(s))
--------------------------------------------------------------------------------

                     (Above table line for Registrar only)
--------------------------------------------------------------------------------
                                 Certificate lodged with the Registrar



Consideration Money ss ....... (For completion by the Registrar/Stock Exchange)
------------------------------ -------------------------------------------------
Name of Under-
taking.                        CHIRON SYSTEMS LTD
------------------------------ -------------------------------------------------
Description of
Security.                      ORIDINARY SHARES OF SS. 1 EACH
------------------------------ -------------------------------------------------
Number or amount               Words                           Figures
of Shares, Stock or
other security and,            TEN THOUSAND                    10,000
in figures column
only, number and                                              (units of)
denomination of
units, if any.
------------------------------ -------------------------------------------------
Name(s) of re-                 In the name(s) of
gistered holder(s)
should be given in                  MICHAEL JAMES KENNEDY
full: the address                   LANDFALL
should be given                     WYCH HILL LANE             COPY
where there is only                 WOXING
one holder.                         SURREY
                                    GU22 OAB
If the transfer is
not made by the
registered holder(s)
insert also the
name(s) and capacity
(e.g. Executor(s)
of the person(s)
making the transfer.
--------------------------------------------------------------------------------

I/We hereby  transfer the above security    Stamp of  Selling  Broker(s) or, for
out  of  the  name(s)  aforesaid to  the    transactions  which  are not  stock
person(s) named below.                      exchange  transactions  of Agent(s).
                                            if any, acting for the Transferor(s)

    Signature(s) of transferor(s)

1.  /s/ M. Kennedy.
    ---------------------------

2.  ---------------------------

3.  ---------------------------

4.  ---------------------------

                                                     Date_______________________

             Bodies corporate should execute under their common seal
--------------------------------------------------------------------------------

Full   name(s)   and  full   postal
address(es)  including  County  or,
if  applicable,   Postal   District           INTERNET HOLDINGS, INC.
number)  of the  person(s)  to whom
the security is transferred.                 c/o The Law Offices Of
                                                 Lewis Mitchell Klee
                                             40 Exchange Place, 8th Floor
Please  state  title,  if  any,  or          New York
whether Mr., Mrs., or Miss.                  New York  10005
                                             USA
Please  complete in  typewriting or
in Block Capitals.
--------------------------------------------------------------------------------
I/We request that such entries be made in the register as are necessary to give effect to this transfer.
--------------------------------------------------------------------------------

Stamp of Buying Broker(s) (if any)           Stamp or name and address of person
                                             lodging  this form (if  other  than
                                             the Buying Broker(s))
--------------------------------------------------------------------------------

                     (Above table line for Registrar only)
--------------------------------------------------------------------------------
                                 Certificate lodged with the Registrar



Consideration Money ss ....... (For completion by the Registrar/Stock Exchange)
------------------------------ -------------------------------------------------
Name of Under-
taking.                        CHIRON SYSTEMS LTD
------------------------------ -------------------------------------------------
Description of
Security.                      ORIDINARY SHARES OF SS. 1 EACH
------------------------------ -------------------------------------------------
Number or amount               Words                           Figures
of Shares, Stock or
other security and,            EIGHT THOUSAND                     8,000
in figures column
only, number and                                              (units of)
denomination of
units, if any.
------------------------------ -------------------------------------------------
Name(s) of re-                 In the name(s) of
gistered holder(s)
should be given in                  PATRICIA TREDINNICK
full: the address                   LITTLE POPLARS
should be given                     COLD ASH HILL             COPY
where there is only                 COLD ASH
one holder.                         NR- NEWBURY
                                    BERKSHIRE
If the transfer is                  RG16 9PT
not made by the
registered holder(s)
insert also the
name(s) and capacity
(e.g. Executor(s)
of the person(s)
making the transfer.
--------------------------------------------------------------------------------

I/We hereby  transfer the above security    Stamp of  Selling  Broker(s) or, for
out  of  the  name(s)  aforesaid to  the    transactions  which  are not  stock
person(s) named below.                      exchange  transactions  of Agent(s).
                                            if any, acting for the Transferor(s)

    Signature(s) of transferor(s)

1.  /s/ P. Tredinnick
    ---------------------------

2.  ---------------------------

3.  ---------------------------

4.  ---------------------------

                                                     Date_______________________

             Bodies corporate should execute under their common seal
--------------------------------------------------------------------------------

Full   name(s)   and  full   postal
address(es)  including  County  or,
if  applicable,   Postal   District           INTERNET HOLDINGS, INC.
number)  of the  person(s)  to whom
the security is transferred.                 c/o The Law Offices Of
                                                 Lewis Mitchell Klee
                                             40 Exchange Place, 8th Floor
Please  state  title,  if  any,  or          New York
whether Mr., Mrs., or Miss.                  New York  10005
                                             USA
Please  complete in  typewriting or
in Block Capitals.
--------------------------------------------------------------------------------
I/We request that such entries be made in the register as are necessary to give effect to this transfer.
--------------------------------------------------------------------------------

Stamp of Buying Broker(s) (if any)           Stamp or name and address of person
                                             lodging  this form (if  other  than
                                             the Buying Broker(s))
--------------------------------------------------------------------------------

                     (Above table line for Registrar only)
--------------------------------------------------------------------------------
                                 Certificate lodged with the Registrar



Consideration Money ss ....... (For completion by the Registrar/Stock Exchange)
------------------------------ -------------------------------------------------
Name of Under-
taking.                        CHIRON SYSTEMS LTD
------------------------------ -------------------------------------------------
Description of
Security.                      ORIDINARY SHARES OF SS. 1 EACH
------------------------------ -------------------------------------------------
Number or amount               Words                           Figures
of Shares, Stock or
other security and,            TWO THOUSAND FIVE HUNDRED        2,500
in figures column
only, number and                                              (units of)
denomination of
units, if any.
------------------------------ -------------------------------------------------
Name(s) of re-                 In the name(s) of
gistered holder(s)
should be given in                  BRENDA TAYLOR
full: the address                   25 EDEN WAY
should be given                     WINNERSH               COPY
where there is only                 NR. WOKINGHAM
one holder.                         BERKSHIRE
                                    RG11 5PQ
If the transfer is
not made by the
registered holder(s)
insert also the
name(s) and capacity
(e.g. Executor(s)
of the person(s)
making the transfer.
--------------------------------------------------------------------------------

I/We hereby  transfer the above security    Stamp of  Selling  Broker(s) or, for
out  of  the  name(s)  aforesaid to  the    transactions  which  are not  stock
person(s) named below.                      exchange  transactions  of Agent(s).
                                            if any, acting for the Transferor(s)

    Signature(s) of transferor(s)

1.  /s/ Brenda Taylor
    ---------------------------

2.  ---------------------------

3.  ---------------------------

4.  ---------------------------

                                                     Date_______________________

             Bodies corporate should execute under their common seal
--------------------------------------------------------------------------------

Full   name(s)   and  full   postal
address(es)  including  County  or,
if  applicable,   Postal   District           INTERNET HOLDINGS, INC.
number)  of the  person(s)  to whom
the security is transferred.                 c/o The Law Offices Of
                                                 Lewis Mitchell Klee
                                             40 Exchange Place, 8th Floor
Please  state  title,  if  any,  or          New York
whether Mr., Mrs., or Miss.                  New York  10005
                                             USA
Please  complete in  typewriting or
in Block Capitals.
--------------------------------------------------------------------------------
I/We request that such entries be made in the register as are necessary to give effect to this transfer.
--------------------------------------------------------------------------------

Stamp of Buying Broker(s) (if any)           Stamp or name and address of person
                                             lodging  this form (if  other  than
                                             the Buying Broker(s))
--------------------------------------------------------------------------------

                     (Above table line for Registrar only)
--------------------------------------------------------------------------------
                                 Certificate lodged with the Registrar



Consideration Money ss ....... (For completion by the Registrar/Stock Exchange)
------------------------------ -------------------------------------------------
Name of Under-
taking.                        CHIRON SYSTEMS LTD
------------------------------ -------------------------------------------------
Description of
Security.                      ORIDINARY SHARES OF SS. 1 EACH
------------------------------ -------------------------------------------------
Number or amount               Words                           Figures
of Shares, Stock or
other security and,            TWO THOUSAND FIVE HUNDRED        2,500
in figures column
only, number and                                              (units of)
denomination of
units, If any.
------------------------------ -------------------------------------------------
Name(s) of re-                 In the name(s) of
gistered holder(s)
should be given in                  A SYKES
full: the address                   ROCK COTTAGE
should be given                     COLD HATLON             COPY
where there is only                 NR. WELLINGTON
one holder.                         N. SHROPS
                                    TF6 6AU
If the transfer is
not made by the
registered holder(s)
insert also the
name(s) and capacity
(e.g. Executor(s)
of the person(s)
making the transfer.
--------------------------------------------------------------------------------

I/We hereby  transfer the above security    Stamp of  Selling  Broker(s) or, for
out  of  the  name(s)  aforesaid to  the    transactions  which  are not  stock
person(s) named below.                      exchange  transactions  of Agent(s).
                                            if any, acting for the Transferor(s)

    Signature(s) of transferor(s)

1.  /s/ [SIGNATORY]
    ---------------------------

2.  ---------------------------

3.  ---------------------------

4.  ---------------------------

                                                     Date_______________________

             Bodies corporate should execute under their common seal
--------------------------------------------------------------------------------

Full   name(s)   and  full   postal
address(es)  including  County  or,
if  applicable,   Postal   District           INTERNET HOLDINGS, INC.
number)  of the  person(s)  to whom
the security is transferred.                 c/o The Law Offices Of
                                                 Lewis Mitchell Klee
                                             40 Exchange Place, 8th Floor
Please  state  title,  if  any,  or          New York
whether Mr., Mrs., or Miss.                  New York  10005
                                             USA
Please  complete in  typewriting or
in Block Capitals.
--------------------------------------------------------------------------------
I/We request that such entries be made in the register as are necessary to give effect to this transfer.
--------------------------------------------------------------------------------

Stamp of Buying Broker(s) (if any)           Stamp or name and address of person
                                             lodging  this form (if  other  than
                                             the Buying Broker(s))
--------------------------------------------------------------------------------